                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-12

                           Allmerica Securities Trust
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             (4)     Proposed maximum aggregate value of transaction:

             (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)     Amount Previously Paid:

             (2)     Form, Schedule or Registration Statement No.:

             (3)     Filing Party:

             (4)     Date Filed:

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                          March 11, 2005

Dear Shareholders:

Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 20, 2005, to consider the election of Trustees.

Your Trustees unanimously recommend that you vote for the proposal by marking, dating and signing the enclosed proxy and returning it promptly.

                                          Very truly yours,

                                          John P. Kavanaugh
                                          Chairman

NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 20, 2005

To the Shareholders:

   The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 20, 2005, at 9:00 a.m., local time, for the following purposes:

    1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

   Only shareholders of record at the close of business on February 28, 2005 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,


                                          GEORGE M. BOYD
                                          Secretary

March 11, 2005

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                                 March 11, 2005

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 20, 2005 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is on or about March 11, 2005.

   On February 28, 2005, the Trust had outstanding 8,592,306 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 28, 2005 will be entitled to notice of and to vote at the Meeting.

   In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 20, 2005, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

   The Trust's Annual Report for the fiscal year ended December 31, 2004, including financial statements, may be obtained, without charge, by calling or writing Shareholder Relations, The Bank of New York, P.O. Box 11258, New York, NY 10286-1258, 1-800-432-8224.

   The Trust's investment adviser is Opus Investment Management, Inc. ("OIM"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies. The address of OIM and AFC is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA 02116.

1. ELECTION OF TRUSTEES

   The Board of Trustees ("Board") currently consists of eight members who are nominees for re-election by the Shareholders. The number of members of the Board has been fixed by the Board at eight. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.

   Biographical data for the current Trustees of the Trust who have been nominated for re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to re-elect the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                                   Number of
                                                                                 Portfolios in
                                                                                     Fund
                                          Term of Office                            Complex         Other
   Name, Address      Position(s) Held    and Length of  Principal Occupation(s)  Overseen by   Directorships
    and Age(1)           with Trust        Time Served   During Past 5 Years(2)     Trustee    Held by Trustee
------------------- --------------------- -------------- ----------------------- ------------- ---------------
P. Kevin Condron    Trustee, Member of      1 Year       President and Chief          11        Director,
(59)                the Audit Committee,    Term         Executive Officer, The                 Banknorth
                    Fund Operations                      Granite Group                          Group.
                    Committee,              Served       (wholesale plumbing
                    Investment Operations   Since 1998   and heating).
                    Committee and
                    Governance
                    Committee

Jocelyn S. Davis    Trustee, Member of      1 Year       President, Nelson Hart,      11        None
(51)                the Audit Committee,    Term         LLC (consulting),
                    Fund Operations                      2002-present; Beers &
                    Committee,              Served       Cutler (professional
                    Investment Operations   Since 2001   services), 2001-2002;
                    Committee and                        Chief Financial
                    Governance                           Officer, AARP (non-
                    Committee                            profit), 1996-2001.

Cynthia A. Hargadon Trustee, Member of      1 Year       Chief Investment             11        Director,
(50)                the Audit Committee,    Term         Officer, North Point                   Wilshire
                    Fund Operations                      Advisors LLC                           Target
                    Committee,              Served       (consulting), 2003-                    Funds, 2001-
                    Investment Operations   Since 1997   present; President,                    present.
                    Committee and                        Hargadon Associates
                    Governance                           (asset management
                    Committee                            consulting), 2002-
                                                         2003; President,
                                                         Potomac Asset
                                                         Management, Inc.,
                                                         2000-2002; Director of
                                                         Investments, National
                                                         Automobile Dealers
                                                         Association,
                                                         1999-2000.

                                                                                     Number of
                                                                                   Portfolios in
                                                                                       Fund
                                          Term of Office                              Complex         Other
  Name, Address       Position(s) Held    and Length of   Principal Occupation(s)   Overseen by   Directorships
   and Age(1)            with Trust        Time Served    During Past 5 Years(2)      Trustee    Held by Trustee
------------------ ---------------------- -------------- ------------------------- ------------- ---------------
Gordon Holmes      Trustee, Chairman of     1 Year       Instructor at Bentley          11        None
(66)               the Audit Committee      Term         College; Certified
                   and Member of the                     Public Accountant;
                   Fund Operations          Served       Retired Partner, Tofias,
                   Committee, Investment    Since 1991   Fleishman, Shapiro &
                   Operations Committee                  Co., P.C.
                   and Governance                        (Accountants).
                   Committee

Attiat F. Ott (69) Trustee, Chairman of     1 Year       Professor of                   11        None
                   the Fund Operations      Term         Economics and
                   Committee and                         Director of the Institute
                   Member of the Audit      Served       for Economic Studies,
                   Committee, Investment    Since 1982   Clark University.
                   Operations Committee
                   and Governance
                   Committee

Ranne P. Warner    Trustee, Chairman of     1 Year       President, Centros             11        Director,
(60)               the Governance           Term         Properties, USA;                         Wainwright
                   Committee and                         Owner, Ranne P.                          Bank & Trust
                   Member of the Audit      Served       Warner and Company;                      Co.
                   Committee, Fund          Since 1991   Blackstone Exchange                      (commercial
                   Operations Committee                  LLC (real estate) 2001-                  bank).
                   and Investment                        present.
                   Operations Committee

*John P. Kavanaugh Chairman, Trustee and    1 Year       President, Opus                11        None
(50)               President, Chairman of   Term         Investment
                   the Investment                        Management, Inc.
                   Operations Committee     Served       ("OIM"); Vice
                                            Since 1995   President, Director,
                                                         Chief Investment
                                                         Officer, First Allmerica
                                                         Financial Life
                                                         Insurance Company
                                                         ("First Allmerica") and
                                                         Allmerica Financial
                                                         Life Insurance and
                                                         Annuity Company
                                                         ("Allmerica Financial
                                                         Life").

                                                                                    Number of
                                                                                  Portfolios in
                                                                                      Fund
                                           Term of Office                            Complex         Other
    Name, Address       Position(s) Held   and Length of  Principal Occupation(s)  Overseen by   Directorships
     and Age(1)            with Trust       Time Served   During Past 5 Years(2)     Trustee    Held by Trustee
--------------------- -------------------- -------------- ----------------------- ------------- ---------------
*Edward J. Parry, III Trustee, Member of       1 Year     Executive Vice               11            None
(45)                  the Investment           Term       President, Director,
                      Operations Committee                Chief Financial
                                               Served     Officer, Allmerica
                                               Since      Financial Corporation,
                                               2004       First Allmerica and
                                                          Allmerica Financial
                                                          Life.

--------
* Messrs. Kavanaugh and Parry are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust because of their affiliations with Allmerica Financial Corporation ("AFC").
(1)The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2)Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

                        OWNERSHIP OF SHARES BY TRUSTEES
                              AS OF MARCH 1, 2005

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                             Dollar Range of    Funds Overseen by Trustee
                           Equity Securities in  in Family of Investment
      Name of Trustee           the Trust               Companies
      ---------------      -------------------- -------------------------

      P. Kevin Condron....     $1 - $10,000           $1 - $10,000

      Jocelyn S. Davis....         None                   None

      Cynthia A. Hargadon.     $1 - $10,000           $1 - $10,000

      Gordon Holmes.......     $1 - $10,000           $1 - $10,000

      Attiat F. Ott.......     $1 - $10,000           $1 - $10,000

      Ranne P. Warner.....     $1 - $10,000           $1 - $10,000

      John P. Kavanaugh...     $1 - $10,000           $1 - $10,000

      Edward J. Parry, III         None             $10,001 - $50,000

   The Trust's Board, which is currently composed of six non-interested Trustees and two interested Trustees, met five times during the fiscal year ended December 31, 2004. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                              COMPENSATION TABLE

                                                                       Total Compensation from
                                                Aggregate Compensation Trust and Fund Complex
Name of Person and Position                           from Trust          Paid to Trustees
---------------------------                     ---------------------- -----------------------
P. Kevin Condron...............................         $3,103                 $33,897
Trustee, Member of the Audit Committee and Fund
Operations Committee

Jocelyn S. Davis...............................         $3,103                 $33,897
Trustee, Member of the Audit Committee and Fund
Operations Committee

Cynthia A. Hargadon............................         $3,119                 $39,381
Trustee, Member of the Fund Operations
Committee, Investment Operations Committee and
Governance Committee

T. Britton Harris, IV *........................         $3,024                 $35,976
Trustee, Member of the Governance Committee,
Investment Operations Committee and Fund
Operations Committee

Gordon Holmes..................................         $3,103                 $35,397
Trustee, Chairman of the Audit Committee and
Member of the Fund Operations Committee

Attiat F. Ott..................................         $3,103                 $35,397
Trustee, Chairman of the Fund Operations
Committee and Member of the Audit Committee

Ranne P. Warner................................         $3,119                 $39,631
Trustee, Chairman of the Governance Committee,
Member of the Fund Operations Committee and
Investment Operations Committee

John P. Kavanaugh..............................          None                   None
Trustee, Chairman of the Board and President;
Chairman of the Investment Operations Committee

Edward J. Parry, III...........................          None                   None
Trustee, Member of the Investment Operations
Committee

--------
* T. Britton Harris, IV has resigned from the Trust's Board effective February 10, 2005.

   The Trust has no retirement or pension plan for its Trustees. None of the Trustees who is not an "interested person" of the Trust, and none of their respective immediate family members (spouse, child residing in household, and dependents), owns any security of AFC or any of its affiliates. The Trust does not have a compensation committee; such matters are considered by the Trust's Governance Committee.

   The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust. Currently, Dr. Ott (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2004, the Committee had two meetings relating to the Trust.

   The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust. Currently, Mr. Holmes (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Dr. Ott and Ms. Warner comprise the Committee. This Committee reviews and evaluates the audit function, including selecting the independent accountants for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2004, the Committee had five meetings.

   The Trust's Investment Operations Committee is composed of six Trustees who are not interested persons of the Trust and two Trustees who are interested persons of the Trust. Currently, Mr. Kavanaugh (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes, Dr. Ott, Mr. Parry and Ms. Warner serve on the Committee. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2004, the Committee had five meetings relating to the Trust.

   The Trust's Governance Committee is composed entirely of Trustees who are not interested persons of the Trust. Currently Ms. Warner (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes, and Dr. Ott comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2004, the Committee had four meetings. As required by regulations promulgated by the SEC, a copy of the Governance Committee Charter was included as an appendix to the Trust's proxy statement for the annual meeting of shareholders held on April 21, 2004. The Trust currently does not make the Governance Committee Charter available to shareholders on its website.

   When evaluating Trustee candidates, the Trust's Governance Committee takes into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) reputation for ethical and honest dealings and behavior. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's investment adviser, (iii) the Trust's shareholders and (iv) any other source the Committee deems to be appropriate. The Governance Committee may, but is not required to, retain an outside consulting firm at the Trust's expense to identify potential candidates.

   The Governance Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the procedures for submitting recommendations as set forth in Appendix I attached hereto. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee, if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix I for details.

   The Governance Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

   If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

   To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 2004.

Recommended Shareholder Action and Required Vote

   The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2. OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

   While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals

   No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2006 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 2005, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

   The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

Name and Age of Officers as of                                              Served
2/28/05                                  Position with the Trust            Since
------------------------------           -----------------------            ------
  John P. Kavanaugh (50)...... Chairman of the Board, President and Trustee  1995
  Paul T. Kane (48)........... Assistant Vice President and Treasurer
                               (Principal Accounting Officer, Principal
                               Financial Officer)                            1999
  Richard J. Litchfield (37).. Vice President                                2001
  Ann K. Tripp (46)........... Vice President                                2000
  Donald P. Wayman (47)....... Vice President                                2003
  George M. Boyd (60)......... Secretary                                     1997

   The individuals named above have been employees of AFC or its affiliates for the last five years.

Quorum and Method of Tabulation

   Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

   The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

Independent Public Accountants

   The following information describes the Trust's relationship with its independent public accountants, PricewaterhouseCoopers LLP ("PWC"), and certain fiscal year fees. The Audit Committee's Policy for Pre-Approval of Services Provided by Independent Auditors (the "Pre-Approval Policy") is attached as Appendix II.

   Representatives from PWC are not expected to be present at the Trust's annual meeting of shareholders.

                                            Percentage of Services Approved by
                                                 the Audit Committee under
         Audit Fees     Types of Services Rule 2-01(c)(7)(i)(C) of Regulation S-X
     ------------------ ----------------- ---------------------------------------
2004      $27,000              --                           --
2003      $25,850              --                           --

     Audit-Related Fees
     ------------------
2004      $     0              --                           0%
2003      $     0              --                           0%

          Tax Fees
     ------------------
2004      $ 3,500       Tax return review                   0%
2003      $ 3,300       Tax return review                   0%

       All Other Fees
     ------------------
2004      $     0              --                           0%
2003      $     0              --                           0%

   All fees disclosed above under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees" represent fees billed for services that were required to be pre-approved, and which were so pre-approved, by the registrant's Audit Committee in accordance with the Audit Committee's Policy for Pre-Approval of Services Provided by Independent Auditors.

   For the last two fiscal years of the registrant, the independent accountants billed aggregate non-audit fees in the following amounts to the registrant and Opus Investment Management, Inc. ("Opus"), the Trust's investment adviser:

2004 $3,500
2003 $3,300

   The Trust's Audit Committee has determined that the provision by PWC of non-audit services that were rendered to OIM and that were not pre-approved by the Audit Committee were compatible with maintaining the independence of PWC.

   The following table presents fees billed by the registrant's independent accountants for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                                                       Percentages of services
      Audit-Related                         Total Non-    approved by Audit
          Fees      Tax Fees All Other Fees Audit Fees        Committee
      ------------- -------- -------------- ---------- -----------------------
 2004      $0          $0          $0           $0               --
 2003      $0          $0          $0           $0               --

Audit Committee Report

   As required by Federal securities regulations, the Trust's Audit Committee submits the following report regarding its oversight of the Trust's financial reporting process:

    1. The Audit Committee reviewed and discussed the Trust's audited financial statements with management;

    2. The Audit Committee and the independent accountants have discussed the matters regarding SAS 61 (Codification of Statements on Auditing Standards, AU 380) relating to the quality and consistency of accounting principles. This communication between the Audit Committee and the independent accountants will assist the Audit Committee in performing its oversight role in reviewing auditing procedures and evaluating the audit function as a whole.

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence.

    4. The Audit Committee has recommended to the Board of Trustees of the Trust that the audited financial statements be included in the Trust's Annual Report to Shareholders for the last fiscal year.

   The Audit Committee Report is submitted by the Audit Committee comprised of Gordon Holmes (Chairman), P. Kevin Condron, Jocelyn S. Davis, Cynthia A. Hargadon, Attiat F. Ott and Ranne P. Warner, all non-interested Trustees.

   A determination has been made that the members of the Trust's Audit Committee are independent, financially literate and at least one member of the Committee has accounting or related financial management expertise as defined under applicable NYSE standards.

Audit Committee Charter

   Federal securities regulations require the Board of Trustees of the Trust to adopt a written charter for the Audit Committee, which should be attached as an appendix to the Trust's Proxy Statement at least once every three years or in the next annual shareholders' meeting Proxy Statement after any significant amendment to the charter. A copy of the Audit Committee charter was included as an appendix to the Trust's proxy statement for the annual meeting of shareholders held on April 21, 2004.

Policy on Communication

   The Board of Trustees of the Trust has adopted procedures by which Trust shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, Allmerica Securities Trust, c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of shares held by the Shareholder. The Secretary of the Trust is responsible for reviewing properly submitted shareholder communications. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Trust or is otherwise ministerial in nature (such as a request for Trust literature, share data or financial information). The procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a Shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or any communication made in connection with such a proposal. The Trust's process for Shareholders to send communications to the Board of Trustees is more fully described in its Policy Regarding the Ability of Shareholders to Communicate with the Board of Trustees, which is attached Appendix III. The Trust's Trustees are not required to attend the Trust's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. One Trustee attended the 2004 annual meeting.

                     SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.


                                          John P. Kavanaugh
                                          Chairman

March 11, 2005
Worcester, MA

                                  APPENDIX I

           Procedures for Shareholders to Submit Nominee Candidates

                           (As of February 12, 2004)

   A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

    1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to: Governance Committee Chair, [insert name of Trust], c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653.

    2. With respect to Allmerica Securities Trust, the Shareholder Recommendation must be delivered to or mailed and received at the address above not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

    3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust or series thereof owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
       14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust or series thereof owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Originally Adopted: May 12, 1998
Revised: February 12, 2004

                                  APPENDIX II

     Policy for Pre-Approval of Services Provided by Independent Auditors

1. At the beginning of each audit cycle (typically at the August Audit Committee meeting), certain types of recurring audit, audit related and other services are to be pre-approved including:

    (a)the list of required audits and projects presented by the audit firm at the August meeting;

    (b)any required audits that emerge during the year, attestation services, and other audit scope increases that were not known at the August report, where it is most appropriate, for either efficiency or effectiveness, that the service be performed by the independent auditors;

    (c)consultation and advisory services related to accounting/reporting and risk management/control matters provided in the normal course of business, where it is most appropriate, for either efficiency or effectiveness, that the service be performed by the independent auditors; and

    (d)assistance with SEC and other regulatory filings and tax services incurred in the normal course of business, including consulting on federal, state and foreign tax matters, including income taxes, franchise and similar taxes.

   This pre-approval will occur concurrently with the approval of the annual audit fees and will apply to all individual projects meeting the above criteria and which are expected to result in total fees less than $400,000. For individual projects outside the scope of the fiscal year audits and tax return filings expected to be $25,000 or greater, specific pre-approval will be necessary.

2. Pre-approvals for all other services will occur if and when the need for any such services arises. This pre-approval will be initiated by management and will be requested from the Chairman or, in the event the Chairman is unavailable, any other member of the Audit Committee.

   Any services approved by the Chairman, or other Audit Committee member, at any time other than during an Audit Committee meeting will be reported to the full Audit Committee at the next regularly scheduled meeting.

3. De minimis expenses allowed under Section 202 of the Act will not require pre-approval.

At each regularly scheduled meeting of the Audit Committee, the Trusts' Treasurer will report on any such projects begun during the period since the last such report, and on any fees incurred on existing projects during this same intervening period.

                                 APPENDIX III

                          Allmerica Investment Trust
                          Allmerica Securities Trust

                 Policy Regarding the Ability of Shareholders
                   to Communicate with the Board of Trustees

Purpose of the Policy

   The primary purpose of this policy is to explain the process for shareholders* to send communications to the Board of Trustees of Allmerica Investment Trust and Allmerica Securities Trust (the "Trusts").

Procedure for Sending Communications

    1. Shareholders should mail communications to the Board of Trustees to:
       Board of Trustees, [insert name of Trust], c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653.

    2. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Trust or series thereof to which it relates and (iii) identify the class and number of shares held by the shareholder.

    3. These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

    4. The Trustees are not required to attend the Trust's annual shareholder meetings (with respect to Allmerica Securities Trust) or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

    5. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust or is otherwise ministerial in nature (such as a request for Trust literature, share data or financial information).
--------
* For purposes of this policy, shareholders of Allmerica Investment Trust mean contractholders and policyholders of variable insurance products that use the Funds of the Trust as an investment vehicle.

                           ALLMERICA SECURITIES TRUST
                                      PROXY
           This Proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints John P. Kavanaugh, Paul T. Kane and George
M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 20, 2005 at 9:00 a.m., local time, and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. A PROXY MARKED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

                       (Continued, and to be signed and dated, on reverse side.)

                                        ALLMERICA SECURITIES TRUST
                                        PO BOX 11182
                                        NEW YORK, NY  10203-0182

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.      [X]
                                     Votes MUST be indicated
                                     (x) in Black or Blue ink.

1. ELECTION OF TRUSTEES    FOR all nominees [_]  WITHHOLD AUTHORITY to vote [_]   *EXCEPTIONS [_]
                           listed below.         for all nominees listed below.

   Nominees: P. Kevin Condron, Jocelyn S. Davis, Cynthia A. Hargadon, Gordon Holmes, John P. Kavanaugh, Attiat F. Ott, Edward J. Parry III and Ranne P. Warner.

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exceptions__________________________________________________________________

2. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

                             To change address please mark this box [_]

          Please sign exactly as the name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign. Note: the undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.

          ------------------------------------------       ---------------------
          Dated:       Shareowner sign here                Co-Owner sign here